BLACKROCK PACIFIC FUND, INC.

(the “Fund”)

Supplement dated July 31, 2017 to the

Summary Prospectus, the Prospectus and the Statement of

Additional Information of the Fund, each dated April 28, 2017,

as amended or supplemented to date

A special meeting of shareholders of the Fund currently scheduled for August 23, 2017 (the “Meeting”) has been called to approve, among other things, a change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund (the “Board”) without shareholder approval upon prior notice to shareholders (the “Proposal”).

On July 28, 2017, the Board adopted a policy (the “Policy”) whereby, contingent on shareholder approval of the Proposal, the Board agrees to not change the Fund’s proposed investment objective in the future without obtaining the “vote of a majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund (a “1940 Act Majority”). In addition, the Board agrees not to change the Policy without a 1940 Act Majority vote. The adoption of the Policy will preserve the Fund’s shareholders’ right to vote on any future investment objective change.

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Shareholders should retain this Supplement for future reference.

ALLPRSAI-PF-0717SUP